UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2011 (February 23, 2011)
GLOBAL INDUSTRIES, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive Carlyss, LA (Address of Principal Executive Offices)	70665 (Zip Code)
Registrant’s telephone number, including area code: (337) 583-5000
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 23, 2011, Global Industries, Ltd. (the “Company”) issued a press release (the “Initial Release”) announcing its operating results for the three and twelve months ended December 31, 2010. On February 24, 2011, the Company issued a corrected press release (the “Corrected Release”) to include a description of an income tax valuation allowance related to the Company’s Mexico operations. A copy of the Corrected Release which supersedes the Initial Release is attached as Exhibit 99.1 to this Report and incorporated into this Item 2.02.
The information under Item 2.02 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

99.1	Press Release dated February 23, 2011, as corrected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
C. Andrew Smith
Senior Vice President and Chief Financial Officer

February 24, 2011

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release dated February 23, 2011, as corrected